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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

      PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)        December 9, 2003
                                                  ------------------------------


                     USA International Defense Systems, Inc.
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             (Exact name of registrant as specified in its charter)


         California                 33-10737 - LA            95-3891884
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(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)           Identification No.)


357 Sumac Lane, Santa Monica, California                                90402
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code         (310) 261-7563
                                                       -------------------------

2700 Neilson Way, Suite 1221, Santa Monica, California                    90405
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          (Former name or former address, if changed since last report)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


         A. PREVIOUS INDEPENDENT AUDITOR

          1. BENNETT BLOCK ACCOUNTANCY CORPORATION RESIGNED FROM ITS POSITION AS THE INDEPENDENT AUDITOR FOR THE REGISTRANT ON DECEMBER 9, 2003, DUE TO THE FIRM'S INABILITY TO OBTAIN INSURANCE COVERAGE TO PERFORM AUDITING SERVICES FOR PUBLICLY-HELD COMPANIES.

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         A. PREVIOUS INDEPENDENT AUDITOR (Continued)

          2. BENNETT BLOCK ACCOUNTANCY CORPORATION'S ACCOUNTANT'S REPORTS ON THE FINANCIAL STATEMENTS OF THE REGISTRANT AS OF AND FOR THE YEARS ENDED MARCH 31, 1996 AND 1995 CONTAIN NO ADVERSE OPINION, QUALIFIED OPINION OR DISCLAIMER OF OPINION.

          3. THE REGISTRANT'S BOARD OF DIRECTORS APPROVED THE RESIGNATION OF THE CERTIFYING ACCOUNTANT.

          4. IN CONNECTION WITH THE AUDITS OF THE REGISTRANT'S LAST TWO FISCAL YEARS ENDED MARCH 31, 1996 AND 1995 AND THROUGH DECEMBER 9, 2003, THERE HAS BEEN NO DISAGREEMENT BETWEEN THE REGISTRANT AND BENNETT BLOCK ACCOUNTANCY CORPORATION ON ANY MATTER OF ACCOUNTING PRINCIPLES OR PRACTICES, FINANCIAL STATEMENT DISCLOSURE OR AUDITING SCOPE OR PROCEDURES, WHICH DISAGREEMENT WOULD HAVE CAUSED THE FIRM TO MAKE A REFERENCE TO THE SUBJECT MATTER OF THE DISAGREEMENT IN CONNECTION WITH ITS REPORTS.

          5. DURING THE FISCAL YEARS ENDED MARCH 31, 1996 AND 1995 AND THROUGH DECEMBER 9, 2003, THE REGISTRANT HAS NOT BEEN ADVISED OF ANY MATTERS DESCRIBED IN REGULATION S-K, ITEM 304(a) (1) (v).

          6. BENNETT BLOCK ACCOUNTANCY CORPORATION HAS FURNISHED A LETTER ADDRESSED TO THE SECURITIES AND EXCHANGE COMMISSION STATING WHETHER IT AGREES WITH THE STATEMENTS CONTAINED ABOVE. A COPY OF THIS LETTER IS ENCLOSED AS EXHIBIT A.

         B. EXHIBITS - EXHIBIT A BENNETT BLOCK ACCOUNTANCY CORPORATION LETTER



SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


Date:  December 9, 2003                      By: /s/ EDWARD B. KISLINGER
                                                 -------------------------------
                                                 Edward B. Kislinger, President

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                                    EXHIBIT A
                                    ---------






December 9, 2003

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: USA International Defense Systems, Inc.
    Form 8K, SEC Commission File No. 33-10737 - LA

Gentlemen:

The undersigned has read the statements that the undersigned understands USA International Defense Systems, Inc will include under Item 4 of the Form 8-K report it will file regarding the resignation of its auditor. The undersigned agrees with such statements made regarding Bennett Block Accountancy Corporation. The undersigned has no basis to agree or disagree with other statements under made under Item 4.

                                          Yours truly,

                                          Bennett Block Accountancy Corporation